                               POWER OF ATTORNEY

                              Eric T. Steigerwalt
   Chairman of the Board, President, Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of Brighthouse Life Insurance Company (formerly MetLife Insurance Company USA), a Delaware company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine
M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

O  Brighthouse Fund UL for Variable Life Insurance (811-03927)
   File No. 002-88637 MarketLife/SM/ and Invest
   File No. 333-152219 MarketLife/SM/
   File No. 333-56952 Brighthouse Variable Survivorship Life II
   File No. 333-69771 Brighthouse Variable Survivorship Life
   File No. 333-96515 Brighthouse Variable Life Accumulator and Brighthouse
     Variable Life Accumulator- Series 2
   File No. 333-96519 Brighthouse Variable Life
   File No. 333-113109 Brighthouse Variable Life Accumulator- Series 3
   File No. 333-152216 Portfolio Architect Life
   File No. 333-152217 VintageLife,

O  Brighthouse Fund UL III for Variable Life Insurance (811-09215)
   File No. 333-71349 Corporate Owned VUL Series 1
   File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III File No. 333-105335 Corporate Select Policy
   File No. 333-113533 Corporate Owned VUL IV,

O  Brighthouse Separate Account A (811-03365)
   File No. 333-200231 Series VA (offered on and after October 7, 2011)
   File No. 333-200232 Series S (offered on and after October 7, 2011) and
     Series S-L Share Option (offered on and after October 7, 2011)
   File No. 333-200233 Series VA- 4 (offered on and after October 7, 2011)
   File No. 333-200234 Series O (offered between April 30, 2012 and July 19,
     2015)
   File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013) File No. 333-200237 PrimElite IV
   File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012) File No. 333-200239 Brighthouse Growth and Income
   File No. 333-200240 Group Flexible Payment Variable Annuity (Flexible
     Bonus/Retirement Companion/Smart Choice)
   File No. 333-200243 PrimElite III
   File No. 333-200246 Brighthouse Simple Solutions/SM/
   File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and
     April 30, 2012)
   File No. 333-200253 Series XC
   File No. 333-200256 Series VA (offered between March 22, 2001 and October 7,
     2011)
   File No. 333-200259 Series L and Series L- 4 Year (offered between
     November 22, 2004 and October 7, 2011)
   File No. 333-200261 Series C (offered between September 4, 2001 and
     October 7, 2011)
   File No. 333-200263 Series XTRA
   File No. 333-200265 Series S and Series S- L Share Option (offered between
     April 30, 2007
     and October 7, 2011)
   File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and
     April 28, 2013)
   File No. 333-200270 Group Annuity SF 101
   File No. 333-200272 Ultimate Annuity FSL 224
   File No. 333-200275 Foresight SF 137
   File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
   File No. 333-200278 Group VA SF 234 (Texas)
   File No. 333-200280 Sunshine SF 236 FL
   File No. 333-200281 Flexible Value SF 230
   File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity,
     Imprint Annuity and Strive Annuity
   File No. 333-200283 Protected Equity Portfolio (PEP)
   File No. 333-200284 Vintage L and Vintage XC
   File No. 333-200285 Series XTRA 6
   File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7,
     2011)
   File No. 333-200287 Series C (offered on and after October 7, 2011)
   File No. 333-200288 Pioneer PRISM
   File No. 333-200289 Pioneer PRISM L
   File No. 333-200290 Pioneer PRISM XC
   File No. 333-200323 Brighthouse Investment Portfolio Architect/SM/-Standard
     Version and Brighthouse Investment Portfolio Architect/SM/ -C Share Option File No. 333-203748 Series O (offered on and after July 20, 2015)
   File No. 333-209053 Series VA (offered on and after May 2, 2016)
   File No. 333-209054 Series VA- 4 (offered on and after May 2, 2016)
   File No. 333-209055 Series S (offered on and after May 2, 2016) and
     Series S- L Share Option (offered on and after May 2, 2016)
   File No. 333-209411 Brighthouse Prime Options,

O  Brighthouse Separate Account Eleven for Variable Annuities (811-21262)
   File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity,
     Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity
   File No. 333-152189 Universal Annuity
   File No. 333-152190 Universal Select Annuity
   File No. 333-152191 Universal Annuity Advantage
   File Nos. 333-152192 and 333-152193 Brighthouse Retirement Account
   File No. 333-152194 Gold Track and Gold Track Select
   File Nos. 333-152197 and 333-152198 Brighthouse Access Annuity and
     Brighthouse Access Select Annuity
   File Nos. 333-152199 and 333-152200 Vintage Annuity
   File Nos. 333-152201 and 333-152202 Index Annuity
   File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio
     Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)
   File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio
     Architect II Annuity and Pioneer AnnuiStar Value Annuity
   File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier
     Advisers III (Series I) and Premier Advisers III Annuity (Series II)
   File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity,
     Premier Advisers L Annuity (Series I) and Premier Advisers L Annuity (Series II)
   File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio
     Architect XTRA Annuity and Vintage XTRA Annuity (Series II)
   File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3
     Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
   File Nos. 333-152258 and 333-152261 PrimElite Annuity
   File Nos. 333-152259 and 333-152262 PrimElite II Annuity
   File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity
   File Nos. 333-152263 and 333-152269 Marquis Portfolios

   File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect
     Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II
     Annuity (Series II)
   File No. 333-197658 Brighthouse Accumulation Annuity
   File No. 333-208464 Brighthouse Premier Variable Annuity/SM/,

O  Brighthouse Separate Account QPN for Variable Annuities
   File No. 333-156867 Unallocated Group Variable Annuity
   File No. 333-156911 Brighthouse Retirement Perspectives,

O  Brighthouse Variable Annuity Account C (811-05200)
   File No. 333-200244 Class XC
   File No. 333-200247 Class VA, Class AA and Class B
   File No. 333-200249 Class L and Class L- 4 Year
   File No. 333-200252 Class A
   File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny
     Select VA, Prevail VA
   File No. 333-200258 COVA VA SPDA
   File No. 333-200260 COVA Series A
   File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select
   File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)
   File No. 333-200266 COVA VA and Premier Advisor (CA)
   File No. 333-200267 COVA Series A (CA)
   File No. 333-200269 Class C
   File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)
   File No. 333-200273 Class XC (CA)
   File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
   File No. 333-200276 Class A (CA)
   File No. 333-200279 Class C (CA),

O  Brighthouse Variable Life Account A (811-21851)
   File No. 333-200241 Equity Advantage Variable Universal Life,

O  Brighthouse Variable Life Account One (811-07971)
   File No. 333-200242 Class VL
   File No. 333-200245 Class VL (CA)
   File No. 333-200248 Modified Single Premium Variable Life
   File No. 333-200251 Custom Select and Russell Select Variable Life File No. 333-200254 Modified Single Premium Variable Life (CA)
   File No. 333-200257 Custom Select Variable Life,

New variable annuities such as:
   - Brighthouse Prime Options
   - Brighthouse Growth and Income
   - Brighthouse Accumulation Annuity
   - Brighthouse Investment Portfolio Architect,

And pertaining to:
   Brighthouse Shield Level Selector/SM/ Annuity
   Brighthouse Shield Level Selector/SM/ 3-Year Annuity,

And new annuities such as:
   Brighthouse Shield Annuity
   Brighthouse Shield 3-year Annuity,
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2017.

/s/ Eric T. Steigerwalt
--------------------------
Eric T. Steigerwalt

                               POWER OF ATTORNEY

                                 Anant Bhalla
             Director, Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Anant Bhalla, a Director, Vice President and Chief Financial Officer of Brighthouse Life Insurance Company (formerly MetLife Insurance Company USA), a Delaware company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

O  Brighthouse Fund UL for Variable Life Insurance (811-03927)
   File No. 002-88637 MarketLife/SM/ and Invest
   File No. 333-152219 MarketLife/SM/
   File No. 333-56952 Brighthouse Variable Survivorship Life II
   File No. 333-69771 Brighthouse Variable Survivorship Life
   File No. 333-96515 Brighthouse Variable Life Accumulator and Brighthouse
     Variable Life Accumulator- Series 2
   File No. 333-96519 Brighthouse Variable Life
   File No. 333-113109 Brighthouse Variable Life Accumulator- Series 3
   File No. 333-152216 Portfolio Architect Life
   File No. 333-152217 VintageLife,

O  Brighthouse Fund UL III for Variable Life Insurance (811-09215)
   File No. 333-71349 Corporate Owned VUL Series 1
   File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III File No. 333-105335 Corporate Select Policy
   File No. 333-113533 Corporate Owned VUL IV,

O  Brighthouse Separate Account A (811-03365)
   File No. 333-200231 Series VA (offered on and after October 7, 2011)
   File No. 333-200232 Series S (offered on and after October 7, 2011) and
     Series S-L Share Option (offered on and after October 7, 2011)
   File No. 333-200233 Series VA- 4 (offered on and after October 7, 2011)
   File No. 333-200234 Series O (offered between April 30, 2012 and July 19,
     2015)
   File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013) File No. 333-200237 PrimElite IV
   File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012) File No. 333-200239 Brighthouse Growth and Income
   File No. 333-200240 Group Flexible Payment Variable Annuity (Flexible
     Bonus/Retirement Companion/Smart Choice)
   File No. 333-200243 PrimElite III
   File No. 333-200246 Brighthouse Simple Solutions/SM/
   File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and
     April 30, 2012)
   File No. 333-200253 Series XC
   File No. 333-200256 Series VA (offered between March 22, 2001 and October 7,
     2011)
   File No. 333-200259 Series L and Series L- 4 Year (offered between
     November 22, 2004 and October 7, 2011)
   File No. 333-200261 Series C (offered between September 4, 2001 and
     October 7, 2011)
   File No. 333-200263 Series XTRA
   File No. 333-200265 Series S and Series S- L Share Option (offered between
     April 30, 2007
     and October 7, 2011)
   File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and
     April 28, 2013)
   File No. 333-200270 Group Annuity SF 101
   File No. 333-200272 Ultimate Annuity FSL 224
   File No. 333-200275 Foresight SF 137
   File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
   File No. 333-200278 Group VA SF 234 (Texas)
   File No. 333-200280 Sunshine SF 236 FL
   File No. 333-200281 Flexible Value SF 230
   File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity,
     Imprint Annuity and Strive Annuity
   File No. 333-200283 Protected Equity Portfolio (PEP)
   File No. 333-200284 Vintage L and Vintage XC
   File No. 333-200285 Series XTRA 6
   File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7,
     2011)
   File No. 333-200287 Series C (offered on and after October 7, 2011)
   File No. 333-200288 Pioneer PRISM
   File No. 333-200289 Pioneer PRISM L
   File No. 333-200290 Pioneer PRISM XC
   File No. 333-200323 Brighthouse Investment Portfolio Architect/SM/-Standard
     Version and Brighthouse Investment Portfolio Architect/SM/ -C Share Option File No. 333-203748 Series O (offered on and after July 20, 2015)
   File No. 333-209053 Series VA (offered on and after May 2, 2016)
   File No. 333-209054 Series VA- 4 (offered on and after May 2, 2016)
   File No. 333-209055 Series S (offered on and after May 2, 2016) and
     Series S- L Share Option (offered on and after May 2, 2016)
   File No. 333-209411 Brighthouse Prime Options,

O  Brighthouse Separate Account Eleven for Variable Annuities (811-21262)
   File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity,
     Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity
   File No. 333-152189 Universal Annuity
   File No. 333-152190 Universal Select Annuity
   File No. 333-152191 Universal Annuity Advantage
   File Nos. 333-152192 and 333-152193 Brighthouse Retirement Account
   File No. 333-152194 Gold Track and Gold Track Select
   File Nos. 333-152197 and 333-152198 Brighthouse Access Annuity and
     Brighthouse Access Select Annuity
   File Nos. 333-152199 and 333-152200 Vintage Annuity
   File Nos. 333-152201 and 333-152202 Index Annuity
   File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio
     Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)
   File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio
     Architect II Annuity and Pioneer AnnuiStar Value Annuity
   File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier
     Advisers III (Series I) and Premier Advisers III Annuity (Series II)
   File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity,
     Premier Advisers L Annuity (Series I) and Premier Advisers L Annuity (Series II)
   File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio
     Architect XTRA Annuity and Vintage XTRA Annuity (Series II)
   File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3
     Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
   File Nos. 333-152258 and 333-152261 PrimElite Annuity
   File Nos. 333-152259 and 333-152262 PrimElite II Annuity
   File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity
   File Nos. 333-152263 and 333-152269 Marquis Portfolios

   File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect
     Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II
     Annuity (Series II)
   File No. 333-197658 Brighthouse Accumulation Annuity
   File No. 333-208464 Brighthouse Premier Variable Annuity/SM/,

O  Brighthouse Separate Account QPN for Variable Annuities
   File No. 333-156867 Unallocated Group Variable Annuity
   File No. 333-156911 Brighthouse Retirement Perspectives,

O  Brighthouse Variable Annuity Account C (811-05200)
   File No. 333-200244 Class XC
   File No. 333-200247 Class VA, Class AA and Class B
   File No. 333-200249 Class L and Class L- 4 Year
   File No. 333-200252 Class A
   File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny
     Select VA, Prevail VA
   File No. 333-200258 COVA VA SPDA
   File No. 333-200260 COVA Series A
   File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select
   File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)
   File No. 333-200266 COVA VA and Premier Advisor (CA)
   File No. 333-200267 COVA Series A (CA)
   File No. 333-200269 Class C
   File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)
   File No. 333-200273 Class XC (CA)
   File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
   File No. 333-200276 Class A (CA)
   File No. 333-200279 Class C (CA),

O  Brighthouse Variable Life Account A (811-21851)
   File No. 333-200241 Equity Advantage Variable Universal Life,

O  Brighthouse Variable Life Account One (811-07971)
   File No. 333-200242 Class VL
   File No. 333-200245 Class VL (CA)
   File No. 333-200248 Modified Single Premium Variable Life
   File No. 333-200251 Custom Select and Russell Select Variable Life File No. 333-200254 Modified Single Premium Variable Life (CA)
   File No. 333-200257 Custom Select Variable Life,

New variable annuities such as:
   - Brighthouse Prime Options
   - Brighthouse Growth and Income
   - Brighthouse Accumulation Annuity
   - Brighthouse Investment Portfolio Architect,

And pertaining to:
   Brighthouse Shield Level Selector/SM/ Annuity
   Brighthouse Shield Level Selector/SM/ 3-Year Annuity,

And new annuities such as:
   Brighthouse Shield Annuity
   Brighthouse Shield 3-year Annuity,
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2017.

/s/ Anant Bhalla
--------------------------
Anant Bhalla

                               POWER OF ATTORNEY

                                Lynn A. Dumais
                  Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Lynn A. Dumais, a Director and Chief Accounting Officer of Brighthouse Life Insurance Company (formerly MetLife Insurance Company USA), a Delaware company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

O  Brighthouse Fund UL for Variable Life Insurance (811-03927)
   File No. 002-88637 MarketLife/SM/ and Invest
   File No. 333-152219 MarketLife/SM/
   File No. 333-56952 Brighthouse Variable Survivorship Life II
   File No. 333-69771 Brighthouse Variable Survivorship Life
   File No. 333-96515 Brighthouse Variable Life Accumulator and Brighthouse
     Variable Life Accumulator- Series 2
   File No. 333-96519 Brighthouse Variable Life
   File No. 333-113109 Brighthouse Variable Life Accumulator- Series 3
   File No. 333-152216 Portfolio Architect Life
   File No. 333-152217 VintageLife,

O  Brighthouse Fund UL III for Variable Life Insurance (811-09215)
   File No. 333-71349 Corporate Owned VUL Series 1
   File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III File No. 333-105335 Corporate Select Policy
   File No. 333-113533 Corporate Owned VUL IV,

O  Brighthouse Separate Account A (811-03365)
   File No. 333-200231 Series VA (offered on and after October 7, 2011)
   File No. 333-200232 Series S (offered on and after October 7, 2011) and
     Series S-L Share Option (offered on and after October 7, 2011)
   File No. 333-200233 Series VA- 4 (offered on and after October 7, 2011)
   File No. 333-200234 Series O (offered between April 30, 2012 and July 19,
     2015)
   File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013) File No. 333-200237 PrimElite IV
   File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012) File No. 333-200239 Brighthouse Growth and Income
   File No. 333-200240 Group Flexible Payment Variable Annuity (Flexible
     Bonus/Retirement Companion/Smart Choice)
   File No. 333-200243 PrimElite III
   File No. 333-200246 Brighthouse Simple Solutions/SM/
   File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and
     April 30, 2012)
   File No. 333-200253 Series XC
   File No. 333-200256 Series VA (offered between March 22, 2001 and October 7,
     2011)
   File No. 333-200259 Series L and Series L- 4 Year (offered between
     November 22, 2004 and October 7, 2011)
   File No. 333-200261 Series C (offered between September 4, 2001 and
     October 7, 2011)
   File No. 333-200263 Series XTRA
   File No. 333-200265 Series S and Series S- L Share Option (offered between
     April 30, 2007
     and October 7, 2011)
   File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and
     April 28, 2013)
   File No. 333-200270 Group Annuity SF 101
   File No. 333-200272 Ultimate Annuity FSL 224
   File No. 333-200275 Foresight SF 137
   File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
   File No. 333-200278 Group VA SF 234 (Texas)
   File No. 333-200280 Sunshine SF 236 FL
   File No. 333-200281 Flexible Value SF 230
   File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity,
     Imprint Annuity and Strive Annuity
   File No. 333-200283 Protected Equity Portfolio (PEP)
   File No. 333-200284 Vintage L and Vintage XC
   File No. 333-200285 Series XTRA 6
   File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7,
     2011)
   File No. 333-200287 Series C (offered on and after October 7, 2011)
   File No. 333-200288 Pioneer PRISM
   File No. 333-200289 Pioneer PRISM L
   File No. 333-200290 Pioneer PRISM XC
   File No. 333-200323 Brighthouse Investment Portfolio Architect/SM/-Standard
     Version and Brighthouse Investment Portfolio Architect/SM/ -C Share Option File No. 333-203748 Series O (offered on and after July 20, 2015)
   File No. 333-209053 Series VA (offered on and after May 2, 2016)
   File No. 333-209054 Series VA- 4 (offered on and after May 2, 2016)
   File No. 333-209055 Series S (offered on and after May 2, 2016) and
     Series S- L Share Option (offered on and after May 2, 2016)
   File No. 333-209411 Brighthouse Prime Options,

O  Brighthouse Separate Account Eleven for Variable Annuities (811-21262)
   File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity,
     Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity
   File No. 333-152189 Universal Annuity
   File No. 333-152190 Universal Select Annuity
   File No. 333-152191 Universal Annuity Advantage
   File Nos. 333-152192 and 333-152193 Brighthouse Retirement Account
   File No. 333-152194 Gold Track and Gold Track Select
   File Nos. 333-152197 and 333-152198 Brighthouse Access Annuity and
     Brighthouse Access Select Annuity
   File Nos. 333-152199 and 333-152200 Vintage Annuity
   File Nos. 333-152201 and 333-152202 Index Annuity
   File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio
     Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)
   File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio
     Architect II Annuity and Pioneer AnnuiStar Value Annuity
   File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier
     Advisers III (Series I) and Premier Advisers III Annuity (Series II)
   File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity,
     Premier Advisers L Annuity (Series I) and Premier Advisers L Annuity (Series II)
   File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio
     Architect XTRA Annuity and Vintage XTRA Annuity (Series II)
   File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3
     Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
   File Nos. 333-152258 and 333-152261 PrimElite Annuity
   File Nos. 333-152259 and 333-152262 PrimElite II Annuity
   File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity
   File Nos. 333-152263 and 333-152269 Marquis Portfolios

   File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect
     Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II
     Annuity (Series II)
   File No. 333-197658 Brighthouse Accumulation Annuity
   File No. 333-208464 Brighthouse Premier Variable Annuity/SM/,

O  Brighthouse Separate Account QPN for Variable Annuities
   File No. 333-156867 Unallocated Group Variable Annuity
   File No. 333-156911 Brighthouse Retirement Perspectives,

O  Brighthouse Variable Annuity Account C (811-05200)
   File No. 333-200244 Class XC
   File No. 333-200247 Class VA, Class AA and Class B
   File No. 333-200249 Class L and Class L- 4 Year
   File No. 333-200252 Class A
   File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny
     Select VA, Prevail VA
   File No. 333-200258 COVA VA SPDA
   File No. 333-200260 COVA Series A
   File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select
   File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)
   File No. 333-200266 COVA VA and Premier Advisor (CA)
   File No. 333-200267 COVA Series A (CA)
   File No. 333-200269 Class C
   File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)
   File No. 333-200273 Class XC (CA)
   File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
   File No. 333-200276 Class A (CA)
   File No. 333-200279 Class C (CA),

O  Brighthouse Variable Life Account A (811-21851)
   File No. 333-200241 Equity Advantage Variable Universal Life,

O  Brighthouse Variable Life Account One (811-07971)
   File No. 333-200242 Class VL
   File No. 333-200245 Class VL (CA)
   File No. 333-200248 Modified Single Premium Variable Life
   File No. 333-200251 Custom Select and Russell Select Variable Life File No. 333-200254 Modified Single Premium Variable Life (CA)
   File No. 333-200257 Custom Select Variable Life,

New variable annuities such as:
   - Brighthouse Prime Options
   - Brighthouse Growth and Income
   - Brighthouse Accumulation Annuity
   - Brighthouse Investment Portfolio Architect,

And pertaining to:
   Brighthouse Shield Level Selector/SM/ Annuity
   Brighthouse Shield Level Selector/SM/ 3-Year Annuity,

And new annuities such as:
   Brighthouse Shield Annuity
   Brighthouse Shield 3-year Annuity,
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2017.

/s/ Lynn A. Dumais
--------------------------
Lynn A. Dumais

                               POWER OF ATTORNEY

                               Myles J. Lambert
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Myles J. Lambert, a Director and Vice President of Brighthouse Life Insurance Company (formerly MetLife Insurance Company USA), a Delaware company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

O  Brighthouse Fund UL for Variable Life Insurance (811-03927)
   File No. 002-88637 MarketLife/SM/ and Invest
   File No. 333-152219 MarketLife/SM/
   File No. 333-56952 Brighthouse Variable Survivorship Life II
   File No. 333-69771 Brighthouse Variable Survivorship Life
   File No. 333-96515 Brighthouse Variable Life Accumulator and Brighthouse
     Variable Life Accumulator- Series 2
   File No. 333-96519 Brighthouse Variable Life
   File No. 333-113109 Brighthouse Variable Life Accumulator- Series 3
   File No. 333-152216 Portfolio Architect Life
   File No. 333-152217 VintageLife,

O  Brighthouse Fund UL III for Variable Life Insurance (811-09215)
   File No. 333-71349 Corporate Owned VUL Series 1
   File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III File No. 333-105335 Corporate Select Policy
   File No. 333-113533 Corporate Owned VUL IV,

O  Brighthouse Separate Account A (811-03365)
   File No. 333-200231 Series VA (offered on and after October 7, 2011)
   File No. 333-200232 Series S (offered on and after October 7, 2011) and
     Series S-L Share Option (offered on and after October 7, 2011)
   File No. 333-200233 Series VA- 4 (offered on and after October 7, 2011)
   File No. 333-200234 Series O (offered between April 30, 2012 and July 19,
     2015)
   File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013) File No. 333-200237 PrimElite IV
   File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012) File No. 333-200239 Brighthouse Growth and Income
   File No. 333-200240 Group Flexible Payment Variable Annuity (Flexible
     Bonus/Retirement Companion/Smart Choice)
   File No. 333-200243 PrimElite III
   File No. 333-200246 Brighthouse Simple Solutions/SM/
   File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and
     April 30, 2012)
   File No. 333-200253 Series XC
   File No. 333-200256 Series VA (offered between March 22, 2001 and October 7,
     2011)
   File No. 333-200259 Series L and Series L- 4 Year (offered between
     November 22, 2004 and October 7, 2011)
   File No. 333-200261 Series C (offered between September 4, 2001 and
     October 7, 2011)
   File No. 333-200263 Series XTRA
   File No. 333-200265 Series S and Series S- L Share Option (offered between
     April 30, 2007
     and October 7, 2011)
   File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and
     April 28, 2013)
   File No. 333-200270 Group Annuity SF 101
   File No. 333-200272 Ultimate Annuity FSL 224
   File No. 333-200275 Foresight SF 137
   File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
   File No. 333-200278 Group VA SF 234 (Texas)
   File No. 333-200280 Sunshine SF 236 FL
   File No. 333-200281 Flexible Value SF 230
   File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity,
     Imprint Annuity and Strive Annuity
   File No. 333-200283 Protected Equity Portfolio (PEP)
   File No. 333-200284 Vintage L and Vintage XC
   File No. 333-200285 Series XTRA 6
   File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7,
     2011)
   File No. 333-200287 Series C (offered on and after October 7, 2011)
   File No. 333-200288 Pioneer PRISM
   File No. 333-200289 Pioneer PRISM L
   File No. 333-200290 Pioneer PRISM XC
   File No. 333-200323 Brighthouse Investment Portfolio Architect/SM/-Standard
     Version and Brighthouse Investment Portfolio Architect/SM/ -C Share Option File No. 333-203748 Series O (offered on and after July 20, 2015)
   File No. 333-209053 Series VA (offered on and after May 2, 2016)
   File No. 333-209054 Series VA- 4 (offered on and after May 2, 2016)
   File No. 333-209055 Series S (offered on and after May 2, 2016) and
     Series S- L Share Option (offered on and after May 2, 2016)
   File No. 333-209411 Brighthouse Prime Options,

O  Brighthouse Separate Account Eleven for Variable Annuities (811-21262)
   File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity,
     Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity
   File No. 333-152189 Universal Annuity
   File No. 333-152190 Universal Select Annuity
   File No. 333-152191 Universal Annuity Advantage
   File Nos. 333-152192 and 333-152193 Brighthouse Retirement Account
   File No. 333-152194 Gold Track and Gold Track Select
   File Nos. 333-152197 and 333-152198 Brighthouse Access Annuity and
     Brighthouse Access Select Annuity
   File Nos. 333-152199 and 333-152200 Vintage Annuity
   File Nos. 333-152201 and 333-152202 Index Annuity
   File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio
     Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)
   File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio
     Architect II Annuity and Pioneer AnnuiStar Value Annuity
   File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier
     Advisers III (Series I) and Premier Advisers III Annuity (Series II)
   File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity,
     Premier Advisers L Annuity (Series I) and Premier Advisers L Annuity (Series II)
   File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio
     Architect XTRA Annuity and Vintage XTRA Annuity (Series II)
   File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3
     Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
   File Nos. 333-152258 and 333-152261 PrimElite Annuity
   File Nos. 333-152259 and 333-152262 PrimElite II Annuity
   File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity
   File Nos. 333-152263 and 333-152269 Marquis Portfolios

   File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect
     Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II
     Annuity (Series II)
   File No. 333-197658 Brighthouse Accumulation Annuity
   File No. 333-208464 Brighthouse Premier Variable Annuity/SM/,

O  Brighthouse Separate Account QPN for Variable Annuities
   File No. 333-156867 Unallocated Group Variable Annuity
   File No. 333-156911 Brighthouse Retirement Perspectives,

O  Brighthouse Variable Annuity Account C (811-05200)
   File No. 333-200244 Class XC
   File No. 333-200247 Class VA, Class AA and Class B
   File No. 333-200249 Class L and Class L- 4 Year
   File No. 333-200252 Class A
   File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny
     Select VA, Prevail VA
   File No. 333-200258 COVA VA SPDA
   File No. 333-200260 COVA Series A
   File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select
   File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)
   File No. 333-200266 COVA VA and Premier Advisor (CA)
   File No. 333-200267 COVA Series A (CA)
   File No. 333-200269 Class C
   File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)
   File No. 333-200273 Class XC (CA)
   File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
   File No. 333-200276 Class A (CA)
   File No. 333-200279 Class C (CA),

O  Brighthouse Variable Life Account A (811-21851)
   File No. 333-200241 Equity Advantage Variable Universal Life,

O  Brighthouse Variable Life Account One (811-07971)
   File No. 333-200242 Class VL
   File No. 333-200245 Class VL (CA)
   File No. 333-200248 Modified Single Premium Variable Life
   File No. 333-200251 Custom Select and Russell Select Variable Life File No. 333-200254 Modified Single Premium Variable Life (CA)
   File No. 333-200257 Custom Select Variable Life,

New variable annuities such as:
   - Brighthouse Prime Options
   - Brighthouse Growth and Income
   - Brighthouse Accumulation Annuity
   - Brighthouse Investment Portfolio Architect,

And pertaining to:
   Brighthouse Shield Level Selector/SM/ Annuity
   Brighthouse Shield Level Selector/SM/ 3-Year Annuity,

And new annuities such as:
   Brighthouse Shield Annuity
   Brighthouse Shield 3-year Annuity,
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2017.

/s/ Myles J. Lambert
--------------------------
Myles J. Lambert

                               POWER OF ATTORNEY

                                Kieran Mullins
                          Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Kieran Mullins, a Director and Vice President of Brighthouse Life Insurance Company (formerly MetLife Insurance Company USA), a Delaware company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

O  Brighthouse Fund UL for Variable Life Insurance (811-03927)
   File No. 002-88637 MarketLife/SM/ and Invest
   File No. 333-152219 MarketLife/SM/
   File No. 333-56952 Brighthouse Variable Survivorship Life II
   File No. 333-69771 Brighthouse Variable Survivorship Life
   File No. 333-96515 Brighthouse Variable Life Accumulator and Brighthouse
     Variable Life Accumulator- Series 2
   File No. 333-96519 Brighthouse Variable Life
   File No. 333-113109 Brighthouse Variable Life Accumulator- Series 3
   File No. 333-152216 Portfolio Architect Life
   File No. 333-152217 VintageLife,

O  Brighthouse Fund UL III for Variable Life Insurance (811-09215)
   File No. 333-71349 Corporate Owned VUL Series 1
   File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III File No. 333-105335 Corporate Select Policy
   File No. 333-113533 Corporate Owned VUL IV,

O  Brighthouse Separate Account A (811-03365)
   File No. 333-200231 Series VA (offered on and after October 7, 2011)
   File No. 333-200232 Series S (offered on and after October 7, 2011) and
     Series S-L Share Option (offered on and after October 7, 2011)
   File No. 333-200233 Series VA- 4 (offered on and after October 7, 2011)
   File No. 333-200234 Series O (offered between April 30, 2012 and July 19,
     2015)
   File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013) File No. 333-200237 PrimElite IV
   File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012) File No. 333-200239 Brighthouse Growth and Income
   File No. 333-200240 Group Flexible Payment Variable Annuity (Flexible
     Bonus/Retirement Companion/Smart Choice)
   File No. 333-200243 PrimElite III
   File No. 333-200246 Brighthouse Simple Solutions/SM/
   File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and
     April 30, 2012)
   File No. 333-200253 Series XC
   File No. 333-200256 Series VA (offered between March 22, 2001 and October 7,
     2011)
   File No. 333-200259 Series L and Series L- 4 Year (offered between
     November 22, 2004 and October 7, 2011)
   File No. 333-200261 Series C (offered between September 4, 2001 and
     October 7, 2011)
   File No. 333-200263 Series XTRA
   File No. 333-200265 Series S and Series S- L Share Option (offered between
     April 30, 2007
     and October 7, 2011)
   File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and
     April 28, 2013)
   File No. 333-200270 Group Annuity SF 101
   File No. 333-200272 Ultimate Annuity FSL 224
   File No. 333-200275 Foresight SF 137
   File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
   File No. 333-200278 Group VA SF 234 (Texas)
   File No. 333-200280 Sunshine SF 236 FL
   File No. 333-200281 Flexible Value SF 230
   File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity,
     Imprint Annuity and Strive Annuity
   File No. 333-200283 Protected Equity Portfolio (PEP)
   File No. 333-200284 Vintage L and Vintage XC
   File No. 333-200285 Series XTRA 6
   File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7,
     2011)
   File No. 333-200287 Series C (offered on and after October 7, 2011)
   File No. 333-200288 Pioneer PRISM
   File No. 333-200289 Pioneer PRISM L
   File No. 333-200290 Pioneer PRISM XC
   File No. 333-200323 Brighthouse Investment Portfolio Architect/SM/-Standard
     Version and Brighthouse Investment Portfolio Architect/SM/ -C Share Option File No. 333-203748 Series O (offered on and after July 20, 2015)
   File No. 333-209053 Series VA (offered on and after May 2, 2016)
   File No. 333-209054 Series VA- 4 (offered on and after May 2, 2016)
   File No. 333-209055 Series S (offered on and after May 2, 2016) and
     Series S- L Share Option (offered on and after May 2, 2016)
   File No. 333-209411 Brighthouse Prime Options,

O  Brighthouse Separate Account Eleven for Variable Annuities (811-21262)
   File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity,
     Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity
   File No. 333-152189 Universal Annuity
   File No. 333-152190 Universal Select Annuity
   File No. 333-152191 Universal Annuity Advantage
   File Nos. 333-152192 and 333-152193 Brighthouse Retirement Account
   File No. 333-152194 Gold Track and Gold Track Select
   File Nos. 333-152197 and 333-152198 Brighthouse Access Annuity and
     Brighthouse Access Select Annuity
   File Nos. 333-152199 and 333-152200 Vintage Annuity
   File Nos. 333-152201 and 333-152202 Index Annuity
   File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio
     Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)
   File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio
     Architect II Annuity and Pioneer AnnuiStar Value Annuity
   File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier
     Advisers III (Series I) and Premier Advisers III Annuity (Series II)
   File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity,
     Premier Advisers L Annuity (Series I) and Premier Advisers L Annuity (Series II)
   File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio
     Architect XTRA Annuity and Vintage XTRA Annuity (Series II)
   File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3
     Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
   File Nos. 333-152258 and 333-152261 PrimElite Annuity
   File Nos. 333-152259 and 333-152262 PrimElite II Annuity
   File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity
   File Nos. 333-152263 and 333-152269 Marquis Portfolios

   File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect
     Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II
     Annuity (Series II)
   File No. 333-197658 Brighthouse Accumulation Annuity
   File No. 333-208464 Brighthouse Premier Variable Annuity/SM/,

O  Brighthouse Separate Account QPN for Variable Annuities
   File No. 333-156867 Unallocated Group Variable Annuity
   File No. 333-156911 Brighthouse Retirement Perspectives,

O  Brighthouse Variable Annuity Account C (811-05200)
   File No. 333-200244 Class XC
   File No. 333-200247 Class VA, Class AA and Class B
   File No. 333-200249 Class L and Class L- 4 Year
   File No. 333-200252 Class A
   File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny
     Select VA, Prevail VA
   File No. 333-200258 COVA VA SPDA
   File No. 333-200260 COVA Series A
   File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select
   File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)
   File No. 333-200266 COVA VA and Premier Advisor (CA)
   File No. 333-200267 COVA Series A (CA)
   File No. 333-200269 Class C
   File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)
   File No. 333-200273 Class XC (CA)
   File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
   File No. 333-200276 Class A (CA)
   File No. 333-200279 Class C (CA),

O  Brighthouse Variable Life Account A (811-21851)
   File No. 333-200241 Equity Advantage Variable Universal Life,

O  Brighthouse Variable Life Account One (811-07971)
   File No. 333-200242 Class VL
   File No. 333-200245 Class VL (CA)
   File No. 333-200248 Modified Single Premium Variable Life
   File No. 333-200251 Custom Select and Russell Select Variable Life File No. 333-200254 Modified Single Premium Variable Life (CA)
   File No. 333-200257 Custom Select Variable Life,

New variable annuities such as:
   - Brighthouse Prime Options
   - Brighthouse Growth and Income
   - Brighthouse Accumulation Annuity
   - Brighthouse Investment Portfolio Architect,

And pertaining to:
   Brighthouse Shield Level Selector/SM/ Annuity
   Brighthouse Shield Level Selector/SM/ 3-Year Annuity,

And new annuities such as:
   Brighthouse Shield Annuity
   Brighthouse Shield 3-year Annuity,
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2017.

/s/ Kieran Mullins
--------------------------
Kieran Mullins

                               POWER OF ATTORNEY

                               John L. Rosenthal
             Director, Vice President and Chief Investment Officer

KNOW ALL MEN BY THESE PRESENTS, that I, John L. Rosenthal, a Director, Vice President and Chief Investment Officer of Brighthouse Life Insurance Company (formerly MetLife Insurance Company USA), a Delaware company (the "Company"), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

O  Brighthouse Fund UL for Variable Life Insurance (811-03927)
   File No. 002-88637 MarketLife/SM/ and Invest
   File No. 333-152219 MarketLife/SM/
   File No. 333-56952 Brighthouse Variable Survivorship Life II
   File No. 333-69771 Brighthouse Variable Survivorship Life
   File No. 333-96515 Brighthouse Variable Life Accumulator and Brighthouse
     Variable Life Accumulator- Series 2
   File No. 333-96519 Brighthouse Variable Life
   File No. 333-113109 Brighthouse Variable Life Accumulator- Series 3
   File No. 333-152216 Portfolio Architect Life
   File No. 333-152217 VintageLife,

O  Brighthouse Fund UL III for Variable Life Insurance (811-09215)
   File No. 333-71349 Corporate Owned VUL Series 1
   File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III File No. 333-105335 Corporate Select Policy
   File No. 333-113533 Corporate Owned VUL IV,

O  Brighthouse Separate Account A (811-03365)
   File No. 333-200231 Series VA (offered on and after October 7, 2011)
   File No. 333-200232 Series S (offered on and after October 7, 2011) and
     Series S-L Share Option (offered on and after October 7, 2011)
   File No. 333-200233 Series VA- 4 (offered on and after October 7, 2011)
   File No. 333-200234 Series O (offered between April 30, 2012 and July 19,
     2015)
   File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013) File No. 333-200237 PrimElite IV
   File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012) File No. 333-200239 Brighthouse Growth and Income
   File No. 333-200240 Group Flexible Payment Variable Annuity (Flexible
     Bonus/Retirement Companion/Smart Choice)
   File No. 333-200243 PrimElite III
   File No. 333-200246 Brighthouse Simple Solutions/SM/
   File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and
     April 30, 2012)
   File No. 333-200253 Series XC
   File No. 333-200256 Series VA (offered between March 22, 2001 and October 7,
     2011)
   File No. 333-200259 Series L and Series L- 4 Year (offered between
     November 22, 2004 and October 7, 2011)
   File No. 333-200261 Series C (offered between September 4, 2001 and
     October 7, 2011)
   File No. 333-200263 Series XTRA
   File No. 333-200265 Series S and Series S- L Share Option (offered between
     April 30, 2007
     and October 7, 2011)
   File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and
     April 28, 2013)
   File No. 333-200270 Group Annuity SF 101
   File No. 333-200272 Ultimate Annuity FSL 224
   File No. 333-200275 Foresight SF 137
   File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
   File No. 333-200278 Group VA SF 234 (Texas)
   File No. 333-200280 Sunshine SF 236 FL
   File No. 333-200281 Flexible Value SF 230
   File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity,
     Imprint Annuity and Strive Annuity
   File No. 333-200283 Protected Equity Portfolio (PEP)
   File No. 333-200284 Vintage L and Vintage XC
   File No. 333-200285 Series XTRA 6
   File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7,
     2011)
   File No. 333-200287 Series C (offered on and after October 7, 2011)
   File No. 333-200288 Pioneer PRISM
   File No. 333-200289 Pioneer PRISM L
   File No. 333-200290 Pioneer PRISM XC
   File No. 333-200323 Brighthouse Investment Portfolio Architect/SM/-Standard
     Version and Brighthouse Investment Portfolio Architect/SM/ -C Share Option File No. 333-203748 Series O (offered on and after July 20, 2015)
   File No. 333-209053 Series VA (offered on and after May 2, 2016)
   File No. 333-209054 Series VA- 4 (offered on and after May 2, 2016)
   File No. 333-209055 Series S (offered on and after May 2, 2016) and
     Series S- L Share Option (offered on and after May 2, 2016)
   File No. 333-209411 Brighthouse Prime Options,

O  Brighthouse Separate Account Eleven for Variable Annuities (811-21262)
   File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity,
     Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity
   File No. 333-152189 Universal Annuity
   File No. 333-152190 Universal Select Annuity
   File No. 333-152191 Universal Annuity Advantage
   File Nos. 333-152192 and 333-152193 Brighthouse Retirement Account
   File No. 333-152194 Gold Track and Gold Track Select
   File Nos. 333-152197 and 333-152198 Brighthouse Access Annuity and
     Brighthouse Access Select Annuity
   File Nos. 333-152199 and 333-152200 Vintage Annuity
   File Nos. 333-152201 and 333-152202 Index Annuity
   File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio
     Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)
   File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio
     Architect II Annuity and Pioneer AnnuiStar Value Annuity
   File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier
     Advisers III (Series I) and Premier Advisers III Annuity (Series II)
   File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity,
     Premier Advisers L Annuity (Series I) and Premier Advisers L Annuity (Series II)
   File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio
     Architect XTRA Annuity and Vintage XTRA Annuity (Series II)
   File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3
     Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
   File Nos. 333-152258 and 333-152261 PrimElite Annuity
   File Nos. 333-152259 and 333-152262 PrimElite II Annuity
   File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity
   File Nos. 333-152263 and 333-152269 Marquis Portfolios

   File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect
     Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II
     Annuity (Series II)
   File No. 333-197658 Brighthouse Accumulation Annuity
   File No. 333-208464 Brighthouse Premier Variable Annuity/SM/,

O  Brighthouse Separate Account QPN for Variable Annuities
   File No. 333-156867 Unallocated Group Variable Annuity
   File No. 333-156911 Brighthouse Retirement Perspectives,

O  Brighthouse Variable Annuity Account C (811-05200)
   File No. 333-200244 Class XC
   File No. 333-200247 Class VA, Class AA and Class B
   File No. 333-200249 Class L and Class L- 4 Year
   File No. 333-200252 Class A
   File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny
     Select VA, Prevail VA
   File No. 333-200258 COVA VA SPDA
   File No. 333-200260 COVA Series A
   File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select
   File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)
   File No. 333-200266 COVA VA and Premier Advisor (CA)
   File No. 333-200267 COVA Series A (CA)
   File No. 333-200269 Class C
   File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)
   File No. 333-200273 Class XC (CA)
   File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
   File No. 333-200276 Class A (CA)
   File No. 333-200279 Class C (CA),

O  Brighthouse Variable Life Account A (811-21851)
   File No. 333-200241 Equity Advantage Variable Universal Life,

O  Brighthouse Variable Life Account One (811-07971)
   File No. 333-200242 Class VL
   File No. 333-200245 Class VL (CA)
   File No. 333-200248 Modified Single Premium Variable Life
   File No. 333-200251 Custom Select and Russell Select Variable Life File No. 333-200254 Modified Single Premium Variable Life (CA)
   File No. 333-200257 Custom Select Variable Life,

New variable annuities such as:
   - Brighthouse Prime Options
   - Brighthouse Growth and Income
   - Brighthouse Accumulation Annuity
   - Brighthouse Investment Portfolio Architect,

And pertaining to:
   Brighthouse Shield Level Selector/SM/ Annuity
   Brighthouse Shield Level Selector/SM/ 3-Year Annuity,

And new annuities such as:
   Brighthouse Shield Annuity
   Brighthouse Shield 3-year Annuity,
and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2017.

/s/ John L. Rosenthal
--------------------------
John L. Rosenthal